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                                                               Exhibit 10(i)(ii)


                              AMENDMENT NUMBER ONE
                                     TO THE
                   LANIER WORLDWIDE, INC. PENSION EQUITY PLAN




                  WHEREAS, Lanier Worldwide, Inc. (the "Corporation") maintains for the benefit of certain employees the Lanier Worldwide, Inc. Pension Equity Plan (as amended and restated as of July 1, 1997)(the "Plan");

                  WHEREAS, the Corporation has the authority to amend the Plan pursuant to Section 11.5 of the Plan; and

                  WHEREAS, the Corporation desires to amend the Plan in certain respects effective July 1, 1997.

                  NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority granted in Section 11.5 of the Plan, Section 3.32 of the Plan is hereby amended as follows:
                  3.32. PRIOR PLAN ACCRUED BENEFIT. For each Participant employed by Lanier Puerto Rico, Inc. in the Plan on July 15, 1997, and for each other Participant in the Plan on June 30, 1997, his Accrued Benefit determined in accordance with the terms of the Plan in effect as of June 30, 1997.


                  FURTHER RESOLVED, the first sentence of Section 5.2(b) is hereby amended as follows:

                  Except as provided in Section 5.2(c),(d),(e) and (f), a Participant's Accrued Benefit Percentage shall be equal to the sum of the following applicable percentages:



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                  FURTHER RESOLVED, the first sentence of Section 5.2(c)

is hereby amended as follows:

                  Except as provided in Section 5.2(e) and (f) for Participants employed by Lanier Puerto Rico, Inc., the Accrued Benefit Percentage of a Participant with an Accrued Benefit on June 30, 1997 shall be equal to the greater of the following:

                  FURTHER RESOLVED, Section 5.2(d) is hereby amended as follows:

                  (d) ALTERNATIVE BENEFIT DETERMINATION FOR CERTAIN PLAN PARTICIPANTS WITH A PRIOR PLAN ACCRUED BENEFIT. If a Participant satisfies the requirements of (i) or (ii) below, then such Participant's benefit payable under the Plan shall be the greater of (a) his Accrued Benefit determined as of his Employment Termination Date and (b) his Prior Plan Accrued Benefit. In the case of a Participant who satisfies the requirements of clause (i) below, the Average Compensation and Years of Service used in determining his Prior Plan Accrued Benefit shall be determined as of his Employment Termination Date. In the case of a Participant who satisfies the requirements of clause (ii) below, the Years of Service used in determining his Prior Plan Accrued Benefit shall be determined as of his Employment Termination Date and the Average Compensation used in determining his Prior Plan Accrued Benefit shall be determined as of December 31, 1997.

                           (i) The Participant had attained his Early Retirement Date or his Normal Retirement Age as of July 1, 1997, or in the case of a Participant employed by Lanier Puerto Rico, Inc., as of July 15, 1997; or

                           (ii) The Participant's Early Retirement Date was within five years of July 1, 1997 (or in the case of a Participant employed by Lanier Puerto Rico, Inc., as of July 15, 1997) provided the Participant remained employed by an Employer during that period, or the Participant is a Former 3M Participant (as defined in Exhibit A) who is eligible for an early unreduced retirement benefit in accordance with
                           Section 3.4 of Exhibit A.

                  For purposes of this Section 5.2(d), the Prior Plan Accrued Benefit will be expressed in the form of a lump sum payment (a lump sum Actuarial Equivalent) and will be reduced by 1.5% of the Participant's Average Compensation (determined as of the Participant's Employment Termination Date or December 31, 1997 as provided above) multiplied by the Participant's Years of Service for purposes of benefit accrual since July 1, 1997.



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                  FURTHER RESOLVED, Section 5.2(e) is hereby amended as
follows:
                  ACCRUED BENEFIT PERCENTAGES OF EMPLOYEES OF LANIER PUERTO RICO, INC. Except as provided in Section 5.2(f), the Accrued Benefit Percentage of a Participant who is an employee of Lanier Puerto Rico, Inc. shall be equal to the sum (1) plus
                  (2) where:

                           "(1)" is the sum of the following applicable percentages based on the Participant's age:

                                    (i) 1.5% for each Year of Service before the Participant attains age 35;

                                    (ii) 4% for the Year of Service in which the Participant attains age 35, as provided in clause (vii), and for each Year of Service thereafter before the Participant attains age 40;

                                    (iii) 6% for each Year of Service in which the Participant attains age 40, as provided in clause (vii), and for each Year of Service thereafter before the Participant attains age 50;

                                    (iv) 10% for each Year of Service in which the Participant attains age 50, as provided in clause (vii), and for each Year of Service thereafter before the Participant attains age 55;

                                    (v) 12% for each Year of Service in which the Participant attains age 55, as provided in clause (vii), and for each Year of Service thereafter before the Participant attains age 60;

                                    (vi) 13% for each Year of Service in which the Participant attains age 60, as provided in clause (vii), and for each Year of Service thereafter.

                                    (vii) for each Year of Service in which the Participant attains age 35, 40, 50, 55 or 60, the relevant applicable percentage shall be the sum of pro-rata portions of each of the percentages applicable before and after the Participant attains the relevant age. Such pro-rata portions shall be determined as follows:

                                            (1) THE PRE-ATTAINED AGE PORTION.
                                            The product of 1.5%, 4%, 6%, 10%, or
                                            12%, as applicable, multiplied by a
                                            fraction, the numerator of which
                                            shall be the number of full months
                                            during such year up to, but not
                                            including, the month in


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                                            which the Participant attained the
                                            relevant age and the denominator of
                                            which shall be 12.

                                            (2) THE POST-ATTAINED AGE PORTION.
                                            The product of 4%, 6%, 10%,12% or
                                            13%, as applicable, multiplied by a
                                            fraction, the numerator of which
                                            shall be the number of full months
                                            during such year beginning with the
                                            month in which the Participant
                                            attained the relevant age and the
                                            denominator of which shall be 12.

                                    (viii) For the year in which a Participant terminates employment, the relevant percentage shall be determined by multiplying the applicable percentage by a fraction, the numerator of which is the number of full months during which the Participant is employed by an Employer and the denominator of which is 12.

                           "(2)" is the sum of the following applicable percentages based on the Participant's Years of
                           Service:

                                    (i) 1% for each Year of Service up to and including the Participant's 20th Year of Service;

                                    (ii) 2% for each Year of Service commencing with the Participant's 21st Year of Service and up to and including the Participant's 25th Year of Service;

                                    (iii) 3% for each Year of Service commencing with the Participant's 26th Year of Service.

         Nothwithstanding anything in the Plan to the contrary, the benefits of a Participant who is an employee of Lanier Puerto Rico, Inc. and who terminates employment with Lanier Puerto Rico, Inc. prior to July 15, 1997 shall be determined in accordance with the terms of the Plan in effect on June 30, 1997.

                  FURTHER RESOLVED, the Plan is amended to include the following
Section 5.2(f):
                  (f) ACCRUED BENEFIT PERCENTAGES OF PARTICIPANTS EMPLOYED BY LANIER PUERTO RICO, INC. ON JULY 15, 1997.
                  The Accrued Benefit Percentage of a Participant employed by Lanier Puerto Rico, Inc. with an Accrued
                  Benefit on July 15, 1997 shall be equal to the greater of the following:

                           (1) the Participant's Accrued Benefit Percentage under Section 5.2(e), except that if the Participant had attained age 40 and had at least five Years of


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                           Service on July 15, 1997, the Participant's Accrued
                           Benefit Percentage shall be increased by 1% for each year of the Participant's full Years of Service prior to such date; and

                           (2) the sum of (A) and (B) where:

                                    "(A)"  is the Participant's Accrued Benefit
                                    Percentage under Section 5.2(e) for Years of
                                    Service after July 15, 1997;

                                    "(B)"  is the percentage which is equal to
                                    (I) divided by (II), where:

                                            "(I)" is the lump sum Actuarial
                                            Equivalent of the Participant's
                                            Prior Plan Accrued Benefit on July
                                            15, 1997 determined in accordance
                                            with Section 3.3(a), provided that
                                            for this purpose only the interest
                                            rate shall be the rate in effect one
                                            month prior to the month identified
                                            in Section 3.3(a); and

                                            "(II)" is 150% of the Participant's
                                            Average Compensation as of July 15,
                                            1997 (determined in accordance with
                                            the terms of the Plan in effect on
                                            June 30, 1997), minus the lesser of
                                            (I) 50% of his Average Compensation
                                            as of July 15, 1997 (determined in
                                            accordance with the terms of the
                                            Plan in effect on June 30, 1997) and
                                            (II) 50% of his Covered Compensation
                                            as of July 15, 1997 (determined in
                                            accordance with the terms of the
                                            Plan in effect on June 30, 1997).

                  FURTHER RESOLVED, Section 5.1 of Exhibit A is hereby amended as follows:

                  GENERAL. Notwithstanding anything in the Plan or this Exhibit A to the contrary, the Accrued Benefit of a Participant shall not be less than the Participant's Accrued Benefit under the Plan as of June 30, 1997 (as determined under the terms of the Plan in effect as of such date), or in the case of a Participant employed by Lanier Puerto Rico, Inc. as of July 15, 1997 (as determined under the terms of the Plan in effect as of June 30, 1997).